Palmer Square Income Plus Fund
A series of the Investment Managers Series Trust

Supplement dated March 14, 2014, to the
Summary Prospectus dated March 3, 2014 and the Prospectus dated January 31, 2014

Redemption Fee

Effective immediately, the following text replaces any inconsistent information under the “Fees and Expenses of the Fund” table in the Fund’s Summary Prospectus and Prospectus and the section titled “Redemption Fee” in the Fund’s Prospectus:

You will be charged a redemption fee of 2.00% of the value of the Fund shares being redeemed if you redeem your shares of the Fund within 180 days of purchase.

Please file this Supplement with your records.